Exhibit 10.6

AMENDMENT NO. 1 TO TRADEMARK LICENSE AGREEMENT

This Amendment No. 1 to Trademark License Agreement (this “Amendment”) is entered into as of July 21, 2008 by and between Morgan Stanley, a Delaware corporation (“Morgan Stanley”) and MSCI Inc., a Delaware corporation (“MSCI”).

RECITALS

WHEREAS, predecessors of each of Morgan Stanley and MSCI are parties to a Trademark License Agreement dated as of March 18, 2002 (“Trademark License Agreement”) pursuant to which Morgan Stanley grants a trademark license to MSCI; and

WHEREAS, Morgan Stanley and MSCI wish to amend the Trademark License Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Morgan Stanley and MSCI, for themselves, their successors and permitted assigns, hereby agree as follows:

Section 1.  Defined Terms; References. (a) Unless otherwise defined herein, all capitalized terms used herein shall have the meaning given to those terms in the Trademark License Agreement. Each reference to “hereof”, “hereunder”, “herein”, and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Trademark License Agreement shall, after this Amendment becomes effective, refer to the Trademark License Agreement as amended hereby.

Section 2.  Substantially Owned.  The definition of “substantially owned” in Section 1.3 of the Trademark License Agreement is amended to read in its entirety as follows:

“substantially owned” means ownership of greater than 50% of the total voting power to elect directors.

Section 3.   Continuation of Trademark License Agreement.  Except as otherwise modified by this Amendment, all of the other terms and provisions of the Trademark License Agreement shall continue in full force and effect.

Section 4.  Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to the conflicts of laws rules thereof.

Section 5.  Effectiveness.  This Amendment shall become effective as of the date hereof.

Section 6.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MORGAN STANLEY

By:	/s/ Martin M. Cohen
	Name:	Martin M. Cohen
	Title:	Vice President and Counsel

MSCI INC.

By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chief Executive Officer, President and Chairman